MML SERIES INVESTMENT FUND

Supplement dated August 6, 2004 to the

Prospectus dated May 1, 2004

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

David L. Babson & Company Inc. is now known as Babson Capital Management LLC

The following information replaces similar information found under “Principal Investment Strategies and Risks” on page 24 for the MML Small Cap Equity Fund:

Normally, the Fund invests at least 80% of its assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index – as of June 30, 2004, between $11.6 million and $3.2 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease.

The following information replaces similar information found under “Principal Investment Strategies and Risks” on page 26 for the MML Small Company Opportunities Fund:

Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its assets in common stocks of smaller companies (companies whose market capitalizations, at the time of purchase by the Fund, are equal to or below the highest capitalization of any company in either the Russell 2000 Index or the S&P Small Cap 600 Index). Within that universe, the Fund will invest primarily in equity securities of micro capitalization companies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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